Fees Summary	Feb. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,330,341.50
Previously Paid Amount	0.00
Total Fee Amount	816.08
Total Offset Amount	0.00
Net Fee	$ 816.08